UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported) September 15, 2005
ZAP
(Exact name of registrant as specified in its charter)

California	0-303000	94-3210624

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Fourth Street Santa Rosa, CA	95401

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (707) 525-8658
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
     On September 15, 2005, Voltage Vehicles, a wholly-owned subsidiary of ZAP, entered into an agreement with Obvio! Automotoveiculos S.P.E. Ltda, a special purpose company of Brazil (“OBVIO”) for the purchase and exclusive license to sell Obvio Cars in North America with a non-exclusive license to sell such cars in other parts of the world. OBVIO has agreed that the cars will comply with all Environmental Protection Agency, Department of Transportation/Federal Motor Vehicle Safety Standards and California Air Resource Board standards. The Agreement has an initial term of 21 years commencing upon receipt of all required approvals and permits (“Permits”) to sell the cars in the United States and the State of California, provides for a license fee of $490,000, and requires the purchase of at least 50,000 cars during the initial three-year period after all Permits have been obtained. The Agreement provides for the purchase of two models, the OBVIO 828/2 and the OBVIO 012, with the purchase prices to be acceptable to ZAP and with estimated price ranges of $11,000 to $14,000 and $24,000 to $28,000 for the 828/2 and 012 models, respectively. ZAP has the right to use the OBVIO name in the sale of the cars, as well as the right to also use the ZAP name at its election. After the initial three-year term, subsequent purchase amounts are to be determined by mutual agreement of the parties.
     OBVIO is in the process of setting up its manufacturing facility in Brazil and designing the two car models that are subject to the Agreement with ZAP. It currently has a running prototype of the 828/2 model and a static prototype of the 012 and has agreed to deliver a prototype of each model to ZAP by November 15, 2005. The Agreement provides that OBVIO must have all Permits and be ready to ship the first shipment of at least 50 cars by October 1, 2007. A total of at least 7,500 cars are to be purchased and shipped during the first 12 months commencing with and including the first shipment.
     The above description of the material terms of the Agreement is not a complete statement of the parties’ rights and obligations. The above statements are qualified in their entirety by reference to the Exclusive Purchase, License and Supply Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.26

Section 7. Regulation FD
Item 7.01 Regulation FD Disclosure
     On September 21, 2005, ZAP issued a press release announcing an Exclusive Purchase, License and Supply Agreement with Obvio! Automotoveiculos S.P.E. Ltda. A copy of the press release is attached as Exhibit 99.1 to this report.
Section 9. Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
   (c) Exhibits

Exhibit
Number	Exhibit Title or Description
10.26	Exclusive Purchase, License and Supply Agreement with Obvio! Automotoveiculos S.P.E. Ltda dated September 15, 2005

99.1	Press Release dated September 21, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP
Date: September 21, 2005	By: /s/ Steven M. Schneider
Steven M. Schneider
Chief Executive Officer

ZAP
EXHIBIT INDEX

Exhibit
No.	Exhibit Title or Description
10.26	Exclusive Purchase, License and Supply Agreement with Obvio! Automotoveiculos S.P.E. Ltda dated September 15, 2005

99.1	Press Release dated September 21, 2005